                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                             ____________________



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):         May 29, 2001
                                                   --------------------------


                               LEGG MASON, INC.
    ----------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


            Maryland                  1-8529             52-1200960
-------------------------------     -----------      -------------------
 (State or Other Jurisdiction       (Commission         (IRS Employer
     of Incorporation)               File No.)       Identification No.)


100 Light Street, Baltimore, Maryland                      21202
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(Address of Principal Executive Office)                  (Zip Code)


Registrant's Telephone Number, Including Area Code:    (410) 539-0000
                                                    --------------------


                                Not Applicable
   ------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

         On May 29, 2001, Legg Mason, Inc. (the "Company") issued a press release regarding the execution of an agreement to acquire all of the ownership interests in Private Capital Management, L.P. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a) Financial statements of businesses acquired.

             Not applicable.

         (b) Pro forma financial information.

             Not applicable.

         (c) Exhibits.

             99.1  Press Release of Legg Mason, Inc. dated May 29, 2001.

             99.2 Analyst Presentation Regarding Acquisition of Private Capital Management, L.P.


Item 9.  Regulation FD Disclosure
         ------------------------

         The Company is making available an analyst presentation regarding the acquisition of Private Capital Management, L.P., which is attached hereto as
Exhibit 99.2 and incorporated herein by reference.
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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                LEGG MASON, INC.



Date:  May 29, 2001             By:  /s/ Robert F. Price
                                     ------------------------------------------
                                     Robert F. Price
                                     Senior Vice President, General Counsel and
                                     Secretary
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                                 EXHIBIT INDEX



Exhibit
-------

99.1      Press Release of Legg Mason, Inc. dated May 8, 2000

99.2 Analyst Presentation Regarding Acquisition of Private Capital Management, L.P.